UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

AMPAL-AMERICAN ISRAEL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

YOUR VOTE IS EXTREMELY IMPORTANT NO MATTER HOW MANY
SHARES YOU OWN

To Holders of our 6-1/2% Cumulative Convertible Preferred Stock:

        The special meeting of stockholders of Ampal-American Israel Corporation to be held on June 20, 2006 is rapidly approaching and we still have not received your vote. The upcoming meeting directly affects the future of the company and your investment in it. No matter how many or how few shares you own, your vote is very important.

        At the special meeting you are being asked to approve an amendment to our Restated Certificate of Incorporation that will allow us to redeem the outstanding shares of our 6-1/2% Cumulative Convertible Preferred Stock. Currently, you have the right to convert each share that you own of our 6-1/2% Cumulative Convertible Preferred Stock into three shares of Class A Stock. If the proposed amendment is approved, you will receive three shares of Class A Stock plus an additional premium of $4.09 per share paid in cash, for every share of 6-1/2% Cumulative Convertible Preferred Stock that you own.

IF APPROVED YOU WILL RECEIVE A SPECIAL VOTING PAYMENT,
TO BE PAID TO YOU IN CASH, SIMPLY FOR VOTING IN FAVOR OF THE
PROPOSED AMENDMENT

        In addition to the premium to be paid to you upon conversion of your 6-1/2% Cumulative Convertible Preferred Stock, you are entitled to receive a special voting payment of $0.15 per share if you vote in favor of the proposed amendment and it is approved.

VOTING IS EASY AND CONVENIENT

        If your shares are held in your own name, you may mail back your proxy card in the self-addressed return envelope provided or you may fax back your proxy card to MacKenzie Partners, Inc. at (212) 929-0308. If your shares are held in street name, you may contact your broker and provide them with voting instructions, or request a proxy card to allow you to vote.

        If you have any questions, need any assistance, or are having problems voting your shares, please contact our proxy solicitation agent MacKenzie Partners, Inc. toll-free at (800) 322-2885 or collect at (212) 929-5500 or via email at proxy@mackenziepartners.com.

NOMATTER HOW MANY OR HOW FEW SHARES YOU OWN, WE
URGE YOU TO TAKE A MOMENT NOW AND VOTE YOUR SHARES TODAY!

Sincerely, By: /s/ Jack Bigio —————————————— JACK BIGIO President and Chief Executive Officer

PROXY

AMPAL-AMERICAN ISRAEL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Special Meeting of Shareholders on June 20, 2006

The undersigned hereby appoints Jack Bigio and Yoram Firon, and each of them, as proxy for the undersigned, with full power of substitution, to vote and otherwise represent all of the shares of 6-1/2% Cumulative Convertible Preferred Stock of Ampal-American Israel Corporation held of record by the undersigned on April 24, 2006, at the Special Meeting of Shareholders to be held on June 20, 2006, and any adjournment(s) or postponement(s) thereof, with the same effect as if the undersigned were present and voting such shares, on all matters as further described in the accompanying Prospectus and Proxy Statement. By executing this Proxy, the undersigned hereby revokes any proxy previously given with respect to such shares. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Prospectus and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2005, filed on March 29, 2006.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” PROPOSAL 2. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF SHAREHOLDERS

AMPAL-AMERICAN ISRAEL CORPORATION

June 20, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN
1.	To approve an amendment to our Restated Certificate of Incorporation to allow for the redemption of each outstanding share of our 6-1/2% Cumulative Convertible Preferred Stock in exchange for three shares of our Class A Stock and $4.09.	☐	☐	☐

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY CARD IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE SPECIAL MEETING.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________________________________ Date: _____________________

Signature of Shareholder ____________________________________ Date: _____________________

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.